RJ Chartwell Premium Income ETF

SUMMARY PROSPECTUS | 9.12. 2025 (as supplemented 9.19.2025)

Ticker RJPI

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), shareholder reports and other information about the fund online at https://funddocs.filepoint.com/RJETFs. You can also get this information at no cost by calling 800.421.4184 or by sending an email to CarillonFundServices@carillontower.com, or by asking any financial intermediary that offers shares of the fund. The fund’s Prospectus, dated September 12, 2025, as supplemented September 19, 2025, and SAI, dated September 12, 2025, as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment objective | The RJ Chartwell Premium Income ETF (“Premium Income ETF” or the “fund”) seeks to deliver current income and gains while maintaining prospects for capital appreciation with lower volatility over market cycles.

Fees and expenses of the fund | The table that follows describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Premium Income ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.55%

Distribution and Service (12b-1) Fees (a)	0.00%

Other Expenses (b)	0.05%

Total Annual Fund Operating Expenses	0.60%

(a) Pursuant to a Distribution Plan, the fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the fund’s average daily net assets. However, no such fee is currently paid by the fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

(b) Other Expenses are estimated for the current fiscal year.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement through May 1, 2027. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3
$61	$192

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund’s portfolio turnover rate for the fund’s most recent fiscal year is not provided because the fund had not commenced operations prior to the date of this Prospectus.

Principal investment strategies | The fund is an actively managed exchange-traded fund. The fund seeks to achieve its investment objective by investing in a portfolio of generally 30-40 US-traded equity securities of large-capitalization U.S. and foreign companies, and selling (writing) U.S. exchange traded covered call options on each position (the “Covered Call Program”). The fund’s equity securities may include common stocks, depositary receipts, securities of foreign companies traded on U.S. exchanges and real estate investment trusts (“REITs”), and may have growth and/or value characteristics. The Covered Call Program is intended to generate income and achieve a lower volatility than the S&P 500 Index over market cycles, because selling a call option entitles the seller to receive a premium equal to the value of the option at the time of the trade, and this premium could reduce potential losses.

The fund will invest in dividend-paying and non-dividend paying securities and will endeavor to maintain an overall portfolio yield equal to or greater than that of the S&P 500 Index. Chartwell Investment Partners LLC (the “Subadviser”) will seek to achieve the fund’s investment objective of maintaining prospects for capital appreciation by writing call options with expirations of generally up to twelve months, with strike prices that generally will be at or above the market price of the common stock, allowing the holding to increase in value. However, this capital appreciation will only be realized if the price of the stock increases, and is limited to the difference between the stock’s price and the strike price of the written option. The fund will forfeit upside potential above the strike price of the written call options. In addition to traditional options contracts, the fund may sell (write) Flexible Exchange Options (“FLEX Options”), which are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”), which guarantees performance by each of the counterparties to the FLEX Options. The Subadviser will write traditional options contracts or FLEX Options based on its determination as to which

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RJ Chartwell Premium Income ETF

SUMMARY PROSPECTUS | 9.12. 2025 (as supplemented 9.19.2025)

instrument will better help the fund achieve its investment objectives and the tax implications of such a determination. The Subadviser will, at times, use a portion of the cash flow generated from either dividends received from portfolio holdings or by the Covered Call Program to purchase call and put options on the S&P 500 Index or an exchange-traded fund that seeks to replicate the returns of the S&P 500 Index in order to allow the fund to participate in significant market gains and protect against significant losses. The Subadviser intends to implement this strategy by purchasing call options on the S&P 500 Index or an exchange-traded fund that seeks to replicate the returns of the S&P 500 Index with a strike price approximately 10-15% higher than the price of the underlying asset (i.e., “out of the money”), and that have a longer-term expiration date of approximately 9-12 months. The Subadviser would implement this strategy in circumstances where it anticipates significant market gains.

The fund seeks to provide consistent monthly income, however, there is no guarantee that the payments will be made monthly or that such payments, if made, will be consistent. For example, in the event the value of the asset underlying a written call option exceeds the strike price plus the premium received by the fund with respect to the option, the fund’s ability to provide consistent monthly income may be adversely impacted. The fund expects that the income it distributes will be comprised of the option premiums generated by the Covered Call Program and the dividends paid on the common stock held in the fund’s portfolio. However, the amount of the fund’s distributions for any period may exceed the amount of the fund’s income and gains for that period. In that case, some or all of the fund’s distributions may constitute a return of capital to shareholders.

The Subadviser considers large-capitalization companies to be companies that, at the time of initial purchase, have capitalizations within the range of the S&P 500 Index (which was approximately $5.84 billion to $3.79 trillion as of December 31, 2024). The fund is not required to sell common stock when market values appreciate or depreciate outside the fund’s market capitalization range. At times, the fund may invest in and hold securities of small- and mid- capitalization companies. The fund generally will invest in the common stock of companies that the Subadviser believes are fairly valued or undervalued in relation to their prospective earnings or sales growth, but the fund also may invest in stocks with growth characteristics. The Subadviser also will consider the premiums associated with the sale of options under the Covered Call Program when selecting portfolio investments. In doing so, the Subadviser will balance the amount of premium income to be received by writing call options on a position against measures of volatility for that position, such as its beta (i.e., its volatility compared to a broader index) or 120-day price volatility.

Although the Subadviser typically does not emphasize investment in any particular investment sector or industry, at times, the fund may invest a significant portion of its assets in the securities of companies in the information technology sector. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to the information technology sector may be lower at a future date, and the fund’s exposure to other market sectors may be higher. The fund will generally sell a stock when the stock has met the Subadviser’s target price for sale, the investment thesis is no longer valid or a better investment opportunity has arisen.

The Subadviser may seek to obtain exposure to the market as a whole, or a sector or industry, by investing in exchange-traded funds. The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The fund is non-diversified, which means that it is not limited to a percentage of assets that it may invest in any one issuer. The fund may lend its securities to broker-dealers and other financial institutions to earn additional income. The fund also may hold some cash, money market funds, or other high-quality investments for cash management purposes, and may also hold cash in a money market deposit account at U.S. Bank, N.A., the fund’s custodian.

Tidal Investments LLC, another subadviser to the fund, is responsible for trading the fund’s portfolio securities and performing related services, providing tax optimization services, assisting in basket creation, reporting and monitoring, and providing portfolio compliance monitoring and reporting.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

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Covered call strategy risk. When the fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying security to the exercise price (plus the premium received). The maximum potential gain on the underlying security will be equal to the difference between the exercise price and the purchase price of the underlying security at the time the option is written, plus the premium received. In a rising market, the option may require an underlying security to be sold at an exercise price that is lower than would be received if the security was sold at the market price. If a call expires, the fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying security during the option period, the loss realized may exceed such gain. If the underlying security declines by more than the option premium the fund receives, there will be a loss on the overall position. With the exception of FLEX Options, the fund will have no control over the exercise of the option by the option holder and a number of factors may influence the option holder’s decision to exercise the option, which may negatively effect the fund;

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RJ Chartwell Premium Income ETF

SUMMARY PROSPECTUS | 9.12. 2025 (as supplemented 9.19.2025)

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Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

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Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

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Counterparty risk is the risk that a party or participant to a transaction, such as a broker or a derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the fund;

•	Credit risk arises if an issuer is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;
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Cybersecurity and technology risk. The fund, its service providers, market makers, listing exchange, Authorized Participants, third-party fund distribution platforms and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the fund and its shareholders;

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Derivatives, such as call and put options, may involve greater risks than investing in the reference obligation directly. Derivatives are subject to general market risks, liquidity risks, interest rate risks, and credit risks. Derivatives also present counterparty risk (i.e., the risk that the other party to the transaction will fail to perform). Derivatives involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument, in which case the fund may not realize the intended benefits. When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index. Derivatives can cause the fund to participate in losses (as well as gains) in an amount that significantly exceeds the fund’s initial investment. The derivatives market may be subject to additional regulations in the future.

FLEX Options. A fund may utilize FLEX Options issued and guaranteed for settlement by the OCC. A fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, a fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, a fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with a fund at prices that reflect the market price of the shares, a fund’s NAV and, in turn, the share price of a fund, could be negatively impacted. A fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the underlying security. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the underlying security’s share price on a day-to-day basis (although they generally move in the same direction).

Options. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized had the fund bought the underlying security instead of the call option. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might otherwise have realized from having shorted the underlying security by the premium paid for the put option and by transaction costs. If an option that the fund has purchased expires unexercised, the fund will experience a loss in the amount of the premium it paid. If the fund sells a put option, there is a risk that the fund may be required to buy the underlying asset at a disadvantageous price. If the fund sells a call option, there is a risk that the fund may be required to sell the underlying asset at a disadvantageous price. If the fund sells a call option on an underlying asset that the fund owns and the underlying asset has increased in value when the call option is exercised, the fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price. There can be no guarantee that the use of options will increase the fund’s return or income. The premium received from writing options may not be sufficient to offset any losses sustained from exercised options. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options;

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Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Th e fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

Depositary receipts. Investing in depositary receipts entails many of the same risks as direct investment in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility;

Dividend-paying stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future

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RJ Chartwell Premium Income ETF

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dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market;

REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs may not be diversified geographically or by property or tenant type. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;

•	Exchange-traded funds, such as the fund, are subject to the following risks:

Authorized participants concentration risk. The fund has a limited number of financial institutions that may act as authorized participants (i.e., large institutions that have entered into agreements with the distributor of the fund’s shares and are authorized to transact in Creation Units (described below) with the fund) (“Authorized Participants”). Only an Authorized Participant may transact in Creation Units directly with the fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes;

Cash transactions risk. Like other ETFs, the fund sells and redeems its shares primarily in large blocks called “Creation Units” and only to Authorized Participants. Unlike many other ETFs, however, the fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the fund may be less tax-efficient than an investment in other ETFs as the fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time;

Premium/discount risk. There may be times when the market price of the fund’s shares is more than its NAV (at a premium) or less than its NAV (at a discount). As a result, shareholders of the fund may pay more than NAV when purchasing shares and receive less than NAV when selling fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell fund shares may be executed at prices well below NAV;

Secondary market trading risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Due to the fund’s active trading strategy, it may be more difficult for market participants making a market in the fund’s shares to hedge their exposure to fund shares, which may lead to wider bid-ask spreads. Trading in fund shares may be halted by the Exchange (as defined below) because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the fund. In addition, although the fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the fund’s shares will continue to be listed;

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Foreign securities risks, which are potential risks not associated with U.S. investments, may include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

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Growth stock risk is the risk of a growth company not providing expected sales or earning earnings increase. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

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Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund’s assets and distributions may decline;

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In-Kind Contribution Tax Risk. At the start of operations, the fund may acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Internal Revenue Code. If one or more of the in-kind contributions were to fail to qualify for tax-deferred treatment, then the fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets. This also could result

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RJ Chartwell Premium Income ETF

SUMMARY PROSPECTUS | 9.12. 2025 (as supplemented 9.19.2025)

in the fund’s failure to distribute all of its gains during an applicable year and, in some circumstances, pose a risk that the fund would lose its qualification as a regulated investment company.

The failure of a contribution to satisfy the requirements of Section 351 would cause the contribution to be treated as a taxable event and the contributing shareholder would recognize an immediate gain or loss on the contributed assets. If such failure is not discovered until a later time, this could also cause the contributing shareholder to incorrectly calculate and report gain or loss on its disposition of its fund shares.

The fund makes no representations as to whether any of such in-kind contributions qualify for Section 351 treatment, or as to any ancillary tax consequences. Investors making in-kind contributions to the fund are urged to consult their own tax advisors;

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Investing in other investment companies, including money market funds and ETFs carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

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Large cap company risk arises because large-cap companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies;

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Large shareholder risk is the risk that certain large shareholders, including the investment adviser, a subadviser or an affiliate of either, other funds or accounts advised by the investment adviser or a subadviser or an affiliate of either, or Authorized Participants, may from time to time own a substantial amount of the fund’s shares. In addition, a third party investor, the investment adviser or a subadviser, an Authorized Participant, a lead market maker, or another entity may invest in the fund and hold its investment for a limited time solely to facilitate the commencement of the fund’s operations or the fund’s achieving a specified size or scale. There is no requirement that these shareholders maintain their investment in the fund, and there can be no assurance that any large shareholder would not redeem its investment, that the size of the fund would be maintained at such levels or that the fund would continue to meet applicable listing requirements. There is a risk that such large shareholders or that the fund’s shareholders generally may redeem all or a substantial portion of their investments in the fund in a short period of time, which could have a significant negative impact on the fund’s NAV, liquidity, brokerage costs, and expenses. Large redemptions could also result in tax consequences to shareholders and impact the fund’s ability to implement its investment strategy, and there is no guarantee that the fund could maintain sufficient assets to continue operations, in which case the fund may be liquidated. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

In addition, the fund may be a constituent of one or more adviser asset allocation models. Being a component of such a model may greatly affect the trading activity of the fund, the size of the fund, and the market volatility of the fund’s shares. Inclusion in a model could increase demand for the fund and removal from a model could result in outsized selling activity in a relatively short period of time. As a result, the fund’s NAV could be negatively impacted, and the fund’s market price may be below the fund’s NAV during certain periods. In addition, model rebalances may potentially result in increased trading activity.

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Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile. The fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars;

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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for

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extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly.

Moreover, the risks discussed herein associated with an investment in the fund may be increased. Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.

Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Due to the broad scope of the regulations being adopted, certain of these changes to regulations could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the fund.

Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact its performance.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Global climate change can have potential effects on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change, including any direct or indirect consequences, may negatively impact certain issuers, industries and regions;

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RJ Chartwell Premium Income ETF

SUMMARY PROSPECTUS | 9.12. 2025 (as supplemented 9.19.2025)

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Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies. Stocks of these companies often trade less frequently and in limited volume and their prices may fluctuate more than stocks of large-capitalization companies. As a result, it may be relatively more difficult for the fund to buy and sell securities of mid-capitalization companies;

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New adviser risk. The adviser and subadviser have each only recently begun serving as an investment adviser to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the adviser or the subadviser, and the adviser and subadviser may not achieve the intended result in managing the fund;

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New fund risk is the risk that the current performance of a new fund may not represent how such fund is expected to, or may, perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in a new fund. New funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and they achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp up” period and also may be more volatile. As a new ETF, the fund may experience low trading volume and wide bid-ask spreads;

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Non-diversification risk. The fund is non-diversified, which means it may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers;

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Portfolio turnover risk is the risk that performance may be adversely affected by the high rate of portfolio turnover that can be caused by the fund engaging in active and frequent trading, which generally leads to greater transaction costs. High portfolio turnover may increase the possibility that the recognition of capital gains will be accelerated, including short-term capital gains that will generally be taxable to shareholders as ordinary income;

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Return of capital risk. The fund expects to make monthly distributions regardless of its performance and seeks to maintain relatively stable monthly distributions although the income earned by the fund might vary from month-to-month. As a result, all or a portion of such distributions may represent a return of capital for tax purposes. A return of capital is generally tax-free to the extent of a shareholder’s basis in the fund’s shares and reduces the shareholder’s basis in their shares and results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. The fund’s return of capital distributions are not derived from the net income or earnings and profits of the fund. The tax character of monthly distributions as either income or return of capital might not be finally determined until the end of the fund’s fiscal year;

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Sector Risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices;

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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially;

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Small-cap company risk arises because small-cap companies involve greater risks than investing in large- capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks; and

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Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non-value approach to investing or have a broader investment style.

Performance | Performance information for the fund is not provided because the fund had not commenced operations prior to the date of this Prospectus. Performance information will be available in the prospectus after the fund has been in operation for one full calendar year. When available, performance for

rjetfs.com | 7

RJ Chartwell Premium Income ETF

SUMMARY PROSPECTUS | 9.12. 2025 (as supplemented 9.19.2025)

the fund can be accessed on the fund’s website at rjetfs.com. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Subadvisers | Chartwell Investment Partners, LLC (“Chartwell”) and Tidal Investments LLC serve as subadvisers to the fund.

Portfolio Managers | Jeffrey D. Bilsky and Douglas W. Kugler, CFA®, of Chartwell have served as Portfolio Managers of the fund since its inception in September 2025, and are primarily responsible for the day-to-day management of the fund.

Purchase and sale of fund shares | The fund is an exchange-traded fund. Individual fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the fund. Shares of the fund are listed for trading on NYSE Arca, Inc. (“Exchange”). Shares may be purchased and redeemed from the fund only in Creation Units of 25,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the fund. The price of an individual fund share is based on market prices, which may be different from its NAV. As a result, the fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (“bid”) and the lowest price a seller is willing to accept for shares of the fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the fund through a broker-dealer.

Recent information regarding the fund, including its NAV, market price, premiums and discounts, and bid-ask spreads, are available on the fund’s website at rjetfs.com.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8 | rjetfs.com